UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): November 29, 2018
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Nuverra Environmental Solutions, Inc.
(Exact Name of Registrant as Specified in Charter)
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Delaware	001-33816	26-0287117
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
6720 N. Scottsdale Road, Suite 190, Scottsdale, Arizona 85253
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (602) 903-7802
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company
☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 8.01    OTHER EVENTS

On November 29, 2018, Nuverra Environmental Solutions, Inc. (the “Company”) issued a press release announcing that the Company has established December 10, 2018 as the record date (the “Record Date”) for the Company’s previously announced rights offering. Pursuant to the rights offering, the Company plans to dividend to its holders of common stock as of the Record Date, on a pro rata basis, subscription rights to purchase shares of the Company’s common stock with an aggregate offering price of $32.5 million (the “Rights Offering”). The exercise price for shares of common stock issuable upon exercise of subscription rights in the Rights Offering will be $9.61 per share. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The Company has filed a Registration Statement on Form S-1 (the “Registration Statement”) with the Securities and Exchange Commission relating to the Rights Offering. The Company expects the Registration Statement will be declared effective on or before the Record Date.

The Rights Offering, which will commence following the effectiveness of the Registration Statement, will only be made by means of a prospectus. These securities may not be sold nor may offers to buy be accepted prior to the time the Registration Statement becomes effective. This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of any offer to buy any securities, nor will there be any sale of securities in any state or other jurisdiction in which any such offer, solicitation or sale would be unlawful.

Item 9.01.    FINANCIAL STATEMENTS AND EXHIBITS.

(d)    Exhibits

Exhibit Number	Description

99.1	Press Release, dated November 29, 2018

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release, dated November 29, 2018

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUVERRA ENVIRONMENTAL SOLUTIONS, INC.

Date: November 29, 2018	By:	/s/ Joseph M. Crabb
	Name:	Joseph M. Crabb
	Title:	Executive Vice President and Chief Legal Officer